Sale of Equipment Installment Receivables	12 Months Ended
Dec. 31, 2014
Changes In Other Assets [Abstract]
Finance Receivables Disclosure[Text Block]

NOTE 16. SALES OF EQUIPMENT INSTALLMENT RECEIVABLES

We offer our customers the option to purchase certain wireless devices in installments over a period of up to 30 months, with the right to trade in the original equipment for a new device within a set period and have the remaining unpaid balance satisfied. As of December 31, 2014 and 2013, gross equipment installment receivables of $4,265 and $921 were included on our consolidated balance sheets, of which $2,514 and $606 are notes receivable that are included in “Accounts receivable, net.”

On June 27, 2014, we entered into uncommitted agreements pertaining to the sale of equipment installment receivables and related security with Citibank, N.A. and various other relationship banks as purchasers (collectively, the Purchasers) with a funding amount not expected to exceed $2,000 at any given time. Under the agreement, we may transfer the receivables to the Purchasers for cash and additional consideration upon settlement of the receivables. Under the terms of the arrangement, we continue to bill and collect on behalf of our customers for the receivables sold.

The following table sets forth a summary of equipment installment receivables sold during 2014:

2014
Net receivables sold[1]	$4,126
Cash proceeds received	2,528
Deferred purchase price recorded	1,629
[1]	Gross receivables sold were $4,707, before deducting the allowance, imputed interest and trade-in right guarantees.

The deferred purchase price was initially recorded at estimated fair value, which was based on remaining installment payments expected to be collected, adjusted by the expected timing and value of device trade-ins, and is subsequently carried at the lower of cost or net realizable value. The estimated value of the device trade-ins considers prices offered to us by independent third parties that contemplate changes in value after the launch of a device model. The fair value measurements used are considered Level 3 under the Fair Value Measurement and Disclosure framework (see Note 10).

At December 31, 2014, our deferred purchase price receivable was $1,606, which is included in “Other Assets” on our consolidated balance sheets. Our maximum exposure to loss as a result of selling these equipment installment receivables is limited to the amount of our deferred purchase price at any point in time.

The sales of equipment installment receivables did not have a material impact in our consolidated statements of income or to “Total Assets” reported on our consolidated balance sheets. We reflect the cash flows related to the arrangement as operating activities in our consolidated statements of cash flows because the cash received from the Purchasers upon both the sale of the receivables and the collection of the deferred purchase price is not subject to significant interest rate risk.